                                                                      EXHIBIT 20


                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS

Collection Period                                                                                                       5
Collection Period # Beginning Date                                                                            Jul-01-2003
Collection Period # End Date                                                                                  Jul-31-2003
Payment Date                                                                                                  Aug-15-2003

I.  Available Amount in the Collection Account
A.  Credits
                1.  Payments from Obligors Applied to Collection Period
                         a.  Total Principal Payments                                                   $   21,034,210.76
                         b.  Interest Payments                                                          $    3,011,332.67
                         c.  Total (a+b)                                                                $   24,045,543.43
                2.  Repurchase Amount From Repurchased Receivables
                         a.  Principal Payments                                                         $            0.00
                         b.  Interest Payments                                                          $            0.00
                         c.  Total (a+b)                                                                $            0.00
                3.  Recovery of Defaulted Receivable
                         a1. Gross Loan Default Balance                                                 $      752,371.44
                         a2. Cram-down Loss                                                             $        4,354.27
                         a. Total Loan Default Balance                                                  $      756,725.71
                         b. Gross Loan Interest Default Amount                                          $       18,543.44
                         c. Net Liquidation Proceeds                                                    $      255,995.81
                         d. Other Net Recovery Amount                                                   $       13,415.65
                         e. Liquidation Proceeds Allocated to Principal                                 $      255,995.81
                         f. Net Loan Default Balance                                                    $      500,729.90
                         g. Other Net Recovery Allocated to Principal                                   $       13,415.65
                         h. Total Principal Recovery Amount                                             $      269,411.46
                         i. Net Liquidation Proceeds Allocated to Interest                              $            0.00
                         j. Other Net Recovery Allocated to Interest                                    $            0.00
                         k. Total Interest Recovery Amount                                              $            0.00
                         l. Net Principal loss (Realized Losses)                                        $      487,314.25
                4.  Investment Earnings on Reserve and Collection Account (as of month end)             $        5,201.37
                5.  Payment for Optional Prepayment at Call Date                                        $            0.00
                6.  Total Credits (sum 1 through 6)                                                     $   24,320,156.26
B.  Total Available Collections                                                                         $   24,320,156.26
                1. Available Interest Collections                                                       $    3,016,534.04
                2. Available Principal Collections                                                      $   21,303,622.22

II. Receivable Pool Balance
A. Cut-off Date Principal Pool Balance                                                                  $  591,327,204.30
B. Principal Pool Balance as of the Beginning of the Collection Period                                  $  509,247,936.92
C. Principal Pool Balance as of the End of the Collection Period                                        $  487,457,000.45


III. Note Principal Balances For the Collection Period
A.  Class A Notes
                1.  Beginning Class A-1 Balance                                                         $   64,920,732.92
                2.  Ending Class A-1 Balance                                                            $   43,129,796.45
                3.  Beginning Class A-2 Balance                                                         $  137,000,000.00
                4.  Ending Class A-2 Balance                                                            $  137,000,000.00
                5.  Beginning Class A-3 Balance                                                         $  169,000,000.00
                6.  Ending Class A-3 Balance                                                            $  169,000,000.00
                7.  Beginning Class A-4 Balance                                                         $  107,300,000.00
                8.  Ending Class A-4 Balance                                                            $  107,300,000.00
B. Class B Notes
                1.  Beginning Class B Balance                                                           $   16,250,000.00
                2.  Ending Class B Balance                                                              $   16,250,000.00
C. Class C Notes
                1.  Beginning Class C Balance                                                           $   14,777,204.00
                2.  Ending Class C Balance                                                              $   14,777,204.00

IV. Reserve Account Balance For the Collection Period
A. Initial Reserve Account Deposit (at Settlement)                                                      $    2,956,636.02
B. Beginning of Period Reserve Account Balance                                                          $   10,184,958.74
C. End of Period Reserve Account Balance                                                                $    9,749,140.01

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


V. Summary of Cash Disbursements
A. Available Collections                                                                                $   24,320,156.26
B. Withdrawals from Reserve Account                                                                     $            0.00
C. Total Available Collections                                                                          $   24,320,156.26
D. Payment of Servicing Fee                                                                             $      424,373.28
E. Interest paid to Class A-1 Notes                                                                     $       66,595.60
F. Interest paid to Class A-2 Notes                                                                     $      148,416.67
G. Interest paid to Class A-3 Notes                                                                     $      246,458.33
H. Interest paid to Class A-4 Notes                                                                     $      210,129.17
I. Interest paid to Class B Notes                                                                       $       31,958.33
J. Interest paid to Class C Notes                                                                       $       47,287.05
K. Principal paid to Class A-1 Notes                                                                    $   21,790,936.47
L. Principal paid to Class A-2 Notes                                                                    $            0.00
M. Principal paid to Class A-3 Notes                                                                    $            0.00
N. Principal paid to Class A-4 Notes                                                                    $            0.00
P. Principal paid to Class B Notes                                                                      $            0.00
Q. Principal paid to Class C Notes                                                                      $            0.00
R. Remaining Available Collections                                                                      $    1,354,001.36
S. Deposit from Remaining Available Collections to fund Reserve Account                                 $            0.00
T. Remaining Available Collections Released to Certificateholder                                        $    1,354,001.36

VI.  Scheduled Monthly Interest Distribution
A. Available Collections                                                                                $   24,320,156.26

B. Total Servicing Fee paid                                                                             $      424,373.28

C. Class A Interest Distribution Amount
                1.1. Class A-1 Coupon Rate                                                                           1.19%
                1.2. Class A-1 Monthly Interest Distributable Amount                                    $       66,595.60
                1.3. Class A-1 Interest Carryover Shortfall                                             $            0.00
                1.4. Class A-1 Interest on Interest Carryover Shortfall                                 $            0.00
                1.5. Class A-1 Interest Distributable Amount                                            $       66,595.60
                1.6. Payment of Class A-1 Interest Distributable Amount from Interest Collections       $       66,595.60
                1.7. Payment of Class A-1 Interest Distributable Amount from Reserve Account            $            0.00
                1.8. This period Class A-1 Interest Carryover Shortfall                                 $            0.00
                1.9. Change in Interest Carryover Shortfall from previous Payment Date                  $            0.00

                2.1. Class A-2 Coupon Rate                                                                           1.30%
                2.2. Class A-2 Monthly Interest Distributable Amount                                    $      148,416.67
                2.3. Class A-2 Interest Carryover Shortfall                                             $            0.00
                2.4. Class A-2 Interest on Interest Carryover Shortfall                                 $            0.00
                2.5. Class A-2 Interest Distributable Amount                                            $      148,416.67
                2.6. Payment of Class A-2 Interest Distributable Amount from Interest Collections       $      148,416.67
                2.7. Payment of Class A-2 Interest Distributable Amount from Reserve Account            $            0.00
                2.8. This period Class A-2 Interest Carryover Shortfall                                 $            0.00
                2.9. Change in Interest Carryover Shortfall from previous Payment Date                  $            0.00

                3.1. Class A-3 Coupon Rate                                                                           1.75%
                3.2. Class A-3 Monthly Interest Distributable Amount                                    $      246,458.33
                3.3. Class A-3 Interest Carryover Shortfall                                             $            0.00
                3.4. Class A-3 Interest on Interest Carryover Shortfall                                 $            0.00
                3.5. Class A-3 Interest Distributable Amount                                            $      246,458.33
                3.6. Payment of Class A-3 Interest Distributable Amount from Interest Collections       $      246,458.33
                3.7. Payment of Class A-3 Interest Distributable Amount from Reserve Account            $            0.00
                3.8. This period Class A-3 Interest Carryover Shortfall                                 $            0.00
                3.9. Change in Interest Carryover Shortfall from previous Payment Date                  $            0.00

                4.1. Class A-4 Coupon Rate                                                                           2.35%
                4.2. Class A-4 Monthly Interest Distributable Amount                                    $      210,129.17
                4.3. Class A-4 Interest Carryover Shortfall                                             $            0.00
                4.4. Class A-4 Interest on Interest Carryover Shortfall                                 $            0.00
                4.5. Class A-4 Interest Distributable Amount                                            $      210,129.17
                4.6. Payment of Class A-4 Interest Distributable Amount from Interest Collections       $      210,129.17
                4.7. Payment of Class A-4 Interest Distributable Amount from Reserve Account            $            0.00
                4.8. This period Class A-4 Interest Carryover Shortfall                                 $            0.00
                4.9. Change in Interest Carryover Shortfall from previous Payment Date                  $            0.00

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


D. Total Interest paid to Class A Notes                                                                 $      671,599.77

E. First Priority Principal Distribution Amount                                                         $            0.00

F. Class B Interest Distribution Amount
                1. Class B Coupon Rate                                                                               2.36%
                2. Class B Monthly Interest Distributable Amount                                        $       31,958.33
                3. Class B Interest Carryover Shortfall                                                 $            0.00
                4. Class B Interest on Interest Carryover Shortfall                                     $            0.00
                5. Class B Interest Distributable Amount                                                $       31,958.33
                6. Payment of Class B Interest Distributable Amount from Interest Collections           $       31,958.33
                7. Payment of Class B Interest Distributable Amount from Reserve Account                $            0.00
                8. This period Class B Interest Carryover Shortfall                                     $            0.00
                9. Change in Interest Carryover Shortfall from Previous Period                          $            0.00

G. Total Interest paid to Class B Notes                                                                 $       31,958.33

H. Second Priority Principal Distribution Amount                                                        $    7,013,732.47

I. Class C Interest Distribution Amount
                1. Class C Coupon Rate                                                                               3.84%
                2. Class C Monthly Interest Distributable Amount                                        $       47,287.05
                3. Class C Interest Carryover Shortfall                                                 $            0.00
                4. Class C Interest on Interest Carryover Shortfall                                     $            0.00
                5. Class C Interest Distributable Amount                                                $       47,287.05
                6. Payment of Class C Interest Distributable Amount from Interest Collections           $       47,287.05
                7. Payment of Class C Interest Distributable Amount from Reserve Account                $            0.00
                8. This period Class C Interest Carryover Shortfall                                     $            0.00
                9. Change in Interest Carryover Shortfall from Previous Period                          $            0.00

J. Total Interest paid to Class C Notes                                                                 $       47,287.05

VII.  Scheduled Monthly Principal Distributions
A. Principal to be Distributed
                1. Aggregate Outstanding Note Balance                                                   $  509,247,936.92
                2. Aggregate Outstanding Pool Ending Balance                                            $  487,457,000.45
                3. Principal Distributable Amount                                                       $   21,790,936.47
                4. Regular Note Principal Distribution Amount                                           $   14,777,204.00

B. Total Available Collections
                1. Remaining Available Collections                                                      $   16,131,205.36
                2. First and Second Priority Principal Distribution Amount                              $    7,013,732.47
                3. Total (1 + 2)                                                                        $   23,144,937.83

C. Principal Distribution Amount Triggers
                1.  Average Three-Month Net Loss Ratio                                                               0.78%
                2.  Net Loss Ratio Trigger                                                                           4.50%
                3.  Principal Distribution Amount Trigger Status                                                     Pass

D. Note Principal Distribution Amounts
                1.  Class A-1 Principal Distribution Amount                                             $   21,790,936.47
                2.  Class A Principal Distribution Amount                                               $   21,790,936.47
                3.  Class B Principal Distribution Amount                                               $            0.00
                4.  Class C Principal Distribution Amount                                               $            0.00

E. Class A Principal Distribution Amount
                1.1. Beginning Class A-1 Principal Balance                                              $   64,920,732.92
                1.2. Class A-1 Monthly Principal                                                        $   21,790,936.47
                1.3. Total Class A-1 Principal Distribution Amount                                      $   21,790,936.47
                1.4. Payment of Class A-1 Principal Distribution Amount from Available Collections      $   21,790,936.47
                1.5. Payment of Class A-1 Principal Distribution Amount from Reserve Account            $            0.00
                1.6. Ending Class A-1 Principal Balance                                                 $   43,129,796.45

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


                2.1. Beginning Class A-2 Principal Balance                                              $  137,000,000.00
                2.2. Class A-2 Monthly Principal                                                        $            0.00
                2.3. Total Class A-2 Principal Distribution Amount                                      $            0.00
                2.4. Payment of Class A-2 Principal Distribution Amount from Available Collections      $            0.00
                2.5. Payment of Class A-2 Principal Distribution Amount from Reserve Account            $            0.00
                2.6. Ending Class A-2 Principal Balance                                                 $  137,000,000.00

                3.1. Beginning Class A-3 Principal Balance                                              $  169,000,000.00
                3.2. Class A-3 Monthly Principal                                                        $            0.00
                3.3. Total Class A-3 Principal Distribution Amount                                      $            0.00
                3.4. Payment of Class A-3 Principal Distribution Amount from Available Collections      $            0.00
                3.5. Payment of Class A-3 Principal Distribution Amount from Reserve Account            $            0.00
                3.6. Ending Class A-3 Principal Balance                                                 $  169,000,000.00

                4.1. Beginning Class A-4 Principal Balance                                              $  107,300,000.00
                4.2. Class A-4 Monthly Principal                                                        $            0.00
                4.3. Total Class A-4 Principal Distribution Amount                                      $            0.00
                4.4. Payment of Class A-4 Principal Distribution Amount from Available Collections      $            0.00
                4.5. Payment of Class A-4 Principal Distribution Amount from Reserve Account            $            0.00
                4.6. Ending Class A-4 Principal Balance                                                 $  107,300,000.00

F. Total Principal paid to Class A Notes                                                                $   21,790,936.47

G. Class B Principal Distribution Amount
                1. Beginning Class B Principal Balance                                                  $   16,250,000.00
                2. Class B Monthly Principal                                                            $            0.00
                3. Total Class B Principal Distribution Amount                                          $            0.00
                4. Payment of Class B Principal Distribution Amount from Available Collections          $            0.00
                5. Payment of Class B Principal Distribution Amount from Reserve Account                $            0.00
                6. Ending Class B Principal Balance                                                     $   16,250,000.00

H. Total Principal paid to Class B Notes                                                                $            0.00

I. Class C Principal Distribution Amount
                1. Beginning Class C Principal Balance                                                  $   14,777,204.00
                2. Class C Monthly Principal                                                            $            0.00
                3. Total Class C Principal Distribution Amount                                          $            0.00
                4. Payment of Class C Principal Distribution Amount from Available Collections          $            0.00
                5. Payment of Class C Principal Distribution Amount from Reserve Account                $            0.00
                6. Ending Class C Principal Balance                                                     $   14,777,204.00

J. Total Principal paid to Class C Notes                                                                $            0.00

VIII.  Required Reserve Account Amount for Next Distribution Date
A.  Reserve Account Required Amount (2.00% of Current Pool Balance;
      floor = lesser of 1.00% of Initial Pool Balance and Ending Note Balance)                          $    9,749,140.01

B. Reserve Account Activity
                1. Beginning Reserve Account Balance                                                    $   10,184,958.74
                2. Reserve Account Withdrawal Amount                                                    $            0.00
                   a. Withdrawal from Reserve Account to pay Servicing Fee                              $            0.00
                   b. Withdrawal from Reserve Account to pay Class A Interest                           $            0.00
                   c. Withdrawal from Reserve Account to pay Class B Interest                           $            0.00
                   d. Withdrawal from Reserve Account to pay Class C Interest                           $            0.00
                   e. Withdrawal from Reserve Account to pay Class A Principal                          $            0.00
                   f. Withdrawal from Reserve Account to pay Class B Principal                          $            0.00
                   g. Withdrawal from Reserve Account to pay Class C Principal                          $            0.00
                3. Deposit from Remaining Available Collections to fund Reserve Account                 $            0.00
                4. Excess Reserve Released to Collection Account for Distribution to Certificateholder  $      435,818.73
                5. Ending Reserve Account Balance                                                       $    9,749,140.01

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS



IX. Delinquency and Default Information
A.  Automobiles Delinquency Information
                Delinquency                                                                                     Principal
                0 - 29 days (Current)                                                                   $  480,599,987.00
                30 - 59 days                                                                            $    4,876,825.00
                60 - 89 days                                                                            $    1,147,180.00
                90+ days                                                                                $      228,280.00
                Total Delinquencies                                                                     $    6,252,285.00

                Delinquency                                                                                         Units
                0 - 29 days (Current)                                                                              34,249
                30 - 59 days                                                                                          494
                60 - 89 days                                                                                          104
                90+ days                                                                                               23
                Total Delinquencies                                                                                   621

                Delinquency (as a percent of ending pool balance)                                               Principal
                0 - 29 days (Current)                                                                               98.59%
                30 - 59 days                                                                                         1.00%
                60 - 89 days                                                                                         0.24%
                90+ days                                                                                             0.05%
                Total Delinquencies                                                                                  1.28%

                Delinquency (as a percent of end of period units)                                                   Units
                0 - 29 days (Current)                                                                               98.10%
                30 - 59 days                                                                                         1.41%
                60 - 89 days                                                                                         0.30%
                90+ days                                                                                             0.07%
                Total Delinquencies                                                                                  1.78%

B. Automobiles Default Information
                1. Aggregate Principal Balance for Defaulted Receivables                                $    1,748,993.23
                2. Balance of Current Repossessed Loans                                                 $      604,728.50
                3. Number of Current Repossessed Loans                                                                 43
                4. Number of Defaulted Loans in Current Month                                                          61
                5. Cumulative Number of Defaulted Loans                                                               107
                6. Current Default Percentage of Pool Balance at Cut-off Date (Annualized)                           1.54%

X.  Portfolio Average Net Loss Ratio
                1.  Principal Recoveries of Defaulted Receivable                                        $      269,411.46
                2.  Principal Balance of Defaulted Receivable                                           $      756,725.71
                3.  Pool Balance at the end of 2nd Preceding Collection Period                          $  530,132,463.24
                4.  Net Loss Ratio ((2- 1)/3)                                                                        1.10%
                5.  Cumulative Net Principal Loss                                                       $    1,075,496.03
                6.  Cumulative Net Loss Ratio                                                                        0.18%

A.  Net Loss Ratio for 2 Collection Periods Prior                                                                    0.34%
B.  Net Loss Ratio for Prior Collection Period                                                                       0.90%
C.  Net Loss Ratio for Current Collection Period                                                                     1.10%
D.  Average Net Loss Ratio ((sum A through C)/3)                                                                     0.78%

XI.  Portfolio Information
A.  Weighted Average APR                                                                                            7.120%
B.  Weighted Average Remaining Term                                                                                    51
C.  Weighted Average Original Term                                                                                     64
D.  Approximate Monthly Prepayment Speed (% ABS)                                                                     1.97%
E.  Approximate Cumulative Prepayment Speed (% ABS)                                                                  1.77%

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


1) Class A-1
                Principal                                                                               $   21,790,936.47
                Principal Factor                                                                                0.3356545
                Interest                                                                                $       66,595.60
                Interest Factor                                                                                 0.0010258
                Total payment per each individual Class A-1 Note                                        $          148.69
                Note Pool Factor                                                                                0.2934000

2) Class A-2
                Principal                                                                               $            0.00
                Principal Factor                                                                                0.0000000
                Interest                                                                                $      148,416.67
                Interest Factor                                                                                 0.0010833
                Total payment per each individual Class A-2 Note                                        $            1.08
                Note Pool Factor                                                                                1.0000000

3) Class A-3
                Principal                                                                               $            0.00
                Principal Factor                                                                                0.0000000
                Interest                                                                                $      246,458.33
                Interest Factor                                                                                 0.0014583
                Total payment per each individual Class A-3 Note                                        $            1.46
                Note Pool Factor                                                                                1.0000000

4) Class A-4
                Principal                                                                               $            0.00
                Principal Factor                                                                                0.0000000
                Interest                                                                                $      210,129.17
                Interest Factor                                                                                 0.0019583
                Total payment per each individual Class A-4 Note                                        $            1.96
                Note Pool Factor                                                                                1.0000000

4) Class B
                Principal                                                                               $            0.00
                Principal Factor                                                                                0.0000000
                Interest                                                                                $       31,958.33
                Interest Factor                                                                                 0.0019667
                Total payment per each individual Class B Note                                          $            1.97
                Note Pool Factor                                                                                1.0000000

5) Class C
                Principal                                                                               $            0.00
                Principal Factor                                                                                0.0000000
                Interest                                                                                $       47,287.05
                Interest Factor                                                                                 0.0032000
                Total payment per each individual Class C Note                                          $            3.20
                Note Pool Factor                                                                                1.0000000

13) Fees and Compensation paid to Servicer
                (a)  Total                                                                              $      424,373.28
                (b)  Per individual Class A, Class B and Class C Note                                   $          424.37

14)  The amount deposited into the Reserve Account                                                      $            0.00

15)  (a) Available Reserve Account Amount                                                               $    9,749,140.01
     (b) Percent of Pool Balance                                                                                     2.00%

16)  Required Reserve Account Amount                                                                    $    9,749,140.01

17) Payment to Certificateholders                                                                       $    1,789,820.09